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                                  EXHIBIT 24.1





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STATE OF FLORIDA

COUNTY OF SARASOTA


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey C. Brenner, a Director of FISHER BUSINESS SYSTEMS, INC., a Georgia corporation, do constitute and appoint Larry Fisher and James W. Dixon my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-KSB for FISHER BUSINESS SYSTEMS, INC., for the fiscal year ended January 31, 1996, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of April, 1996.





                                      /s/ Jeffrey C. Brenner
                                     -------------------------------------------
                                      Jeffrey C. Brenner


                                ACKNOWLEDGEMENT

         BEFORE me this 29th day of April, 1996, came Jeffrey C. Brenner, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                      /s/ Todd Bowden
                                      -----------------------------------------
                                      NOTARY PUBLIC


                                      State of Florida

                                      My Commission Expires:  September 13, 1999





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STATE OF GEORGIA

COUNTY OF FULTON


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, James W. Dixon, a Director of FISHER BUSINESS SYSTEMS, INC., a Georgia corporation, do constitute and appoint Larry Fisher my true and lawful attorney-in-fact, with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-KSB for FISHER BUSINESS SYSTEMS, INC., for the fiscal year ended January 31, 1996, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as said attorney-in-fact deems appropriate, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 24th day of April, 1996.





                                            /s/ James W. Dixon
                                            -----------------------------------
                                            James W. Dixon



                                ACKNOWLEDGEMENT

         BEFORE me this 24th day of April, 1996, came James W. Dixon, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                            /s/ Nancye Lee
                                            -----------------------------------
                                            NOTARY PUBLIC


                                            State of Georgia

                                            My Commission Expires:  July 6, 1998